Interest Expense (Income)	12 Months Ended
Dec. 31, 2015
Interest Revenue (Expense), Net [Abstract]
Interest Expense (Income)

19. Interest Expense (Income)

The components of net interest expense are as follows (in thousands):

	Year Ended December 31,
	2015	2014	2013
Interest expense	$177,543	$174,142	$151,986
Interest income	(4,012)	(4,886)	(5,091)

Interest expense, net	$173,531	$169,256	$146,895

Interest paid was $180.0 million in 2015 ($180.5 million in 2014 and $141.2 million in 2013).